EXHIBIT 99.1

Director Resignation Letter

To:	The Board of Directors
Neonode Inc. (the “Company”)

Pursuant to the Bylaws of the Company, in my capacity as a director of the Company, I hereby resign my position as director of the Company. Such resignation is to be effective October 9, 2007.

Dated: October 9, 2007

	Signature:	/s/ Magnus Goertz
Magnus Goertz